SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the registrant                              [ X ]

Filed by a party other than the registrant           [   ]

Check the appropriate box:

[ X ]    Preliminary proxy statement                 [   ] Confidential, for
                                                           use of the
                                                           Commission only
                                                           (as permitted
                                                           Rule 14a-6(e)(2)

[   ]    Definitive proxy statement

[   ]    Definitive additional materials

[   ]    Soliciting material pursuant to 240.14a-11(c)  or 240.14a-12

                (Name of Registrant as Specified in Its Charter)

                   TEMPLETON VIETNAM OPPORTUNITIES FUND, INC.

                   (Name of Person(s) Filing Proxy Statement)

                   TEMPLETON VIETNAM OPPORTUNITIES FUND, INC.

Payment of filing fee (Check the appropriate box):

[  X ]   $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or
         14a-6(j)(2), or Item 22(a)(2) of Schedule 14A..

[   ]    $500 per each party to the controversy pursuant to Exchange Act
          Rule 14a-6(i)(3).

[   ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
          and O-11.

         (1) Title of each class of securities to which transaction applies:

         (2)      Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(Set forth the amount on which the filing fee is calculated and state how it was determined.)

         (4)       Proposed maximum aggregate value of transaction:

         (5)      Total fee paid:

[   ]    Fee paid previously with preliminary material.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identifying the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)  Amount previously paid:

         (2)  Form, schedule or registration statement no.:

         (3)  Filing party:

         (4)  Date filed:







                   TEMPLETON VIETNAM OPPORTUNITIES FUND, INC.

                        IMPORTANT SHAREHOLDER INFORMATION

This document announces the date, time and location of the annual shareholders meeting, identifies the proposals to be voted on at the meeting, and contains your proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how you wish to vote on important issues relating to your fund. If you complete and sign the proxy, we'll vote it exactly as you tell us. If you simply sign the proxy, we'll vote it in accordance with the Directors' recommendations on pages 3 and 4.

We urge you to spend a few minutes with the proxy statement reviewing the proposals at hand. Then, fill out your proxy card and return it to us. When shareholders don't return their proxies in sufficient numbers, we have to incur the expense of follow-up solicitations, which can cost your fund money. We want to know how you would like to vote and welcome your comments. Please take a few minutes with these materials and return your proxy to us. If you have any questions, call the Fund Information Department at 1-800/DIAL BEN.






                   TEMPLETON VIETNAM OPPORTUNITIES FUND, INC.

                  NOTICE OF 1996 ANNUAL MEETING OF SHAREHOLDERS

The Annual Meeting ("Meeting") of shareholders of Templeton Vietnam Opportunities Fund, Inc. (the "Fund") will be held at 700 Central Avenue, St. Petersburg, Florida 33701-3628 on Tuesday, October 8, 1996 at 10:00 A.M.
(EDT).

During the Meeting, shareholders of the Fund will vote on five proposals:

         1. Election of Directors of the Fund to hold office for the terms specified;

         2. Approval of the deletion of the Fund's current fundamental investment restriction on loans and the adoption of a new fundamental investment policy regarding lending;

         3. Approval of an amendment to the Fund's current fundamental investment restriction concerning investments in real estate;

         4. Ratification of the selection of McGladrey & Pullen, LLP as independent auditors of the Fund for the fiscal year ending March 31, 1997; and

         5. Transaction of any other business as may properly come before the Meeting.

                                    By order of the Board of Directors,

                                    J. Mark Mobius
                                    President


August 23, 1996







                   TEMPLETON VIETNAM OPPORTUNITIES FUND, INC.

                                 PROXY STATEMENT

         INFORMATION ABOUT VOTING

         Who is eligible to vote?

         Shareholders of record at the close of business on August 22, 1996 are entitled to be present and to vote at the Meeting or any adjourned
         Meeting. Each share of record is entitled to one vote on all matters presented at the Meeting. The Notice of Meeting, the proxy, and the proxy statement were mailed to shareholders of record on or about August 23, 1996.

         On what issues am I being asked to vote?

         You are being asked to vote on five proposals:

                1.     Election of three nominees to the position of Director;

                2.    Approval   of  the   deletion   of  the  Fund's   current
                      fundamental   investment  restriction  on  loans  and  the
                      adoption of a new fundamental investment policy regarding lending;

                3. Approval of an amendment to the Fund's current fundamental investment restriction concerning investments in real estate;

                4. Ratification of the selection of McGladrey & Pullen, LLP as independent auditors of the Fund for the fiscal year ending March 31, 1997; and

                 5. Transaction of any other business that may properly come before the Meeting.

                   How do the Fund's Directors recommend that I vote?

         The Directors recommend that you vote:

              1.      For the election of nominees;

              2.      For the  approval of the  deletion of the Fund's  current
                      fundamental   investment  restriction  on  loans  and  the
                      adoption of a new fundamental investment policy regarding lending;

              3. For the approval of the amendment of the Fund's current fundamental investment restriction concerning investments in real estate;

              4. For the ratification of the selection of McGladrey & Pullen, LLP as independent auditors for the Fund; and

              5. For the proxyholders to vote, in their discretion, on any other business that may properly come before the Meeting.

         How do I ensure that my vote is accurately recorded?

         You may attend the Meeting and vote in person or you may complete and return the attached proxy. Proxies that are signed, dated and received by the close of business on October 7, 1996 will be voted as specified. If you specify a vote for any of the proposals 1 through 5, your proxy will be voted as you indicated. If you simply sign and date the proxy, but don't specify a vote for any of the proposals 1 through 5, your shares will be voted in favor of the nominees for Director (proposal
         1), in favor of approval of the deletion of the Fund's current fundamental investment restriction on loans and the adoption of a new fundamental investment policy regarding lending (proposal 2), in favor of the amendment to the Fund's current fundamental investment restriction concerning investments in real estate (proposal 3), in favor of ratifying the selection of McGladrey & Pullen, LLP as independent auditors (proposal 4), and/or in accordance with the discretion of the persons named in the proxy as to any other matters (proposal 5).

         Can I revoke my proxy?

         You may revoke your proxy at any time before it is voted by (1) delivering a written revocation to the Secretary of the Fund, (2) forwarding to the Fund a later-dated proxy that is received by the Fund on or before October 7, 1996, or (3) attending the Meeting and voting in person.

         THE PROPOSALS

1.       ELECTION OF DIRECTORS

         How are nominees selected?

         The Board of Directors of the Fund (the "Board") established a Nominating and Compensation Committee (the "Committee") consisting of Messrs. Hines and Macklin. The Committee is responsible for the selection, nomination for appointment and election of candidates to serve as Directors of the Fund. The Committee will review shareholders' nominations to fill vacancies on the Board, if these nominations are in writing and addressed to the Committee at the Fund's offices. However, the Committee expects to be able to identify from its own resources an ample number of qualified candidates.

         Who are the nominees and Directors?

         The Board is divided into three classes, each class having a term of three years. Each year the term of office of one class expires. This year, the terms of four Directors are expiring. F. Bruce Clarke, whose term expires this year, declined to stand for re-election. Martin L. Flanagan, Andrew H. Hines, Jr. and Charles B. Johnson have been nominated for three-year terms, set to expire at the 1999 annual meeting of shareholders. These terms continue, however, until successors are duly elected and qualified. In addition, all of the nominees are currently members of the Board and all of the current Directors are also directors or trustees of other investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds (the "Franklin Templeton Group of Funds").

         Certain nominees and Directors of the Fund hold director and/or officer positions with Franklin Resources, Inc. ("Resources") and its affiliates. Resources is a publicly owned holding company, the principal shareholders of which are Charles B. Johnson and Rupert H. Johnson, Jr. who own approximately 20% and 16% respectively, of its outstanding shares. Resources is primarily engaged, through various subsidiaries, in providing investment management, share
         distribution,   transfer  agent  and  administrative  services  to  a
         family of investment companies. Resources is a New York Stock Exchange listed holding company (NYSE: BEN). There are no family relationships among any of the Directors or nominees for Director.

         Each nominee is currently available and has consented to serve if elected. If any of the nominees should become unavailable, the persons named in the proxy will vote in their discretion for another person or other persons who may be nominated as Directors.

         Listed below, for each nominee and Director, is a brief description of recent professional experience:



                                                                                                           Shares Owned
                                                                                                         Beneficially and %
                                                       Principal Occupation                                   of Total
            Name and Offices with the                    During Past Five                Director       Outstanding on June
                      Fund                                 Years and Age                   Since              30, 1996
           ----------------------------       ---------------------------------------    ----------     ---------------------
           Nominees to serve until 1999 Annual Meeting of Shareholders:

           MARTIN L. FLANAGAN*                Senior vice president, treasurer and         1994                -0-
           Director and Vice President        chief financial officer of Franklin
                                              Resources, Inc.; director and executive
                                              vice president of Templeton Investment
                                              Counsel, Inc.; director, president and
                                              chief executive officer of Templeton
                                              Global Investors, Inc.; accountant with
                                              Arthur    Andersen    &    Company
                                              (1982-1983);  and a member  of the
                                              International Society of Financial
                                              Analysts    and    the    American
                                              Institute  of   Certified   Public
                                              Accountants. Age 36.








                                                                                                            Shares Owned
                                                                                                         Beneficially and %
                                                       Principal Occupation                                   of Total
            Name and Offices with the                    During Past Five                Director       Outstanding on June
                      Fund                                 Years and Age                   Since              30, 1996
           ----------------------------       ---------------------------------------    ----------     ---------------------
           ANDREW H. HINES, JR.               Consultant for the Triangle Consulting       1994                 -0-
           Director                           Group; chairman of the board and chief
                                               executive officer of Florida Progress
                                              Corporation (1982-1990) and director of
                                              various   of   its   subsidiaries;
                                              chairman  and  director of Precise
                                              Power  Corporation;
                                              executive-in-residence  of  Eckerd
                                              College   (1991-present);   and  a
                                              director  of   Checkers   Drive-In
                                              Restaurants, Inc. Age 73.

           CHARLES B. JOHNSON*                President, chief executive officer, and      1994              1,000(**)
           Chairman of the Board and Vice     director of Franklin Resources, Inc.;
           President                          chairman of the board and director of
                                               Franklin Advisers, Inc. and Franklin
                                              Templeton Distributors, Inc.; director
                                              of   General   Host    Corporation
                                              (nursery   and   craft   centers),
                                              Franklin     Templeton    Investor
                                              Services,   Inc.   and   Templeton
                                              Global   Investors,    Inc.;   and
                                              officer and  director,  trustee or
                                              managing general  partner,  as the
                                              case   may  be,   of  most   other
                                              subsidiaries      of      Franklin
                                              Resources, Inc. Age 63.

           Directors serving until 1998 Annual Meeting of Shareholders:

           HARMON E. BURNS*                   Executive vice president, secretary and      1994                 -0-
           Director and Vice President        director of Franklin Resources, Inc.;
                                             executive vice president and director of
                                              Franklin Templeton Distributors, Inc.;
                                              executive vice president of Franklin
                                              Advisers, Inc.; and an officer and/or
                                              director, as the case may be, of other
                                              subsidiaries of Franklin Resources,
                                              Inc. Age 51.








                                                                                                            Shares Owned
                                                                                                         Beneficially and %

                                                       Principal Occupation                                   of Total
            Name and Offices with the                    During Past Five                Director       Outstanding on June
                      Fund                                 Years and Age                   Since              30, 1996
           ----------------------------       ---------------------------------------    ----------     ---------------------
           JOHN Wm. GALBRAITH                 President of Galbraith Properties, Inc.      1995                -0-
           Director                           (personal investment company); director
                                              of Gulf West Banks, Inc. (bank holding
                                              company) (1995-present) and Mercantile
                                               Bank (1991-1995); vice chairman of
                                              Templeton, Galbraith & Hansberger Ltd.
                                              (1986-1992); and chairman of Templeton
                                              Funds Management, Inc. (1974-1991). Age
                                               74.

           BETTY P. KRAHMER                   Director or trustee of various civic         1994              500(**)
           Director                           associations; formerly, economic
                                              analyst, U.S. government. Age 66.

           GORDON S. MACKLIN                  Chairman of White River Corporation          1994             2,000(**)
           Director                           (information services); director of Fund
                                              America   Enterprises    Holdings,
                                              Inc.,      MCI      Communications
                                              Corporation,     Fusion    Systems
                                              Corporation, Infovest Corporation,
                                              MedImmune,    Inc.,   Source   One
                                              Mortgage Services Corporation, and
                                              Shoppers  Express,  Inc.  (on-line
                                              shopping  service);  and  formerly
                                              held  the   following   positions:
                                              chairman  of  Hambrecht  and Quist
                                              Group;  director of H&Q Healthcare
                                              Investors   and  Lockheed   Martin
                                              Corporation;  and president of the
                                              National Association of Securities
                                              Dealers, Inc. Age 68.

           FRED R. MILLSAPS                   Manager of personal investments              1994                -0-
           Director                           (1978-present); chairman and chief
                                             executive officer of Landmark Banking
                                              Corporation (1969-1978); financial vice
                                              president  of  Florida  Power  and
                                              Light (1965-1969);  vice president
                                              of The  Federal  Reserve  Bank  of
                                              Atlanta    (1958-1965);    and   a
                                              director of various other business
                                              and nonprofit  organizations.  Age
                                              67.








                                                                                                            Shares Owned
                                                                                                         Beneficially and %
                                                       Principal Occupation                                   of Total
            Name and Offices with the                    During Past Five                Director       Outstanding on June
                      Fund                                 Years and Age                   Since              30, 1996
           ----------------------------       ---------------------------------------    ----------     ---------------------
           Directors serving until 1997 Annual Meeting of Shareholders:

           HARRIS J. ASHTON                   Chairman of the Board, president and         1994              500(**)
           Director                           chief executive officer of General Host
                                              Corporation (nursery and craft centers);
                                              and a director of RBC Holdings (U.S.A.)
                                              Inc. (a bank holding company) and Bar-S
                                              Foods. Age 64.

           NICHOLAS F. BRADY*                 Chairman of Templeton Emerging Markets       1994                -0-
           Director                           Investment Trust PLC; chairman of
                                              Templeton Latin America Investment Trust
                                              PLC; chairman of Darby Overseas
                                              Investments, Ltd. (an investment firm)
                                              (1994-present); chairman and director of
                                              Templeton Central and Eastern European
                                              Fund; director of the Amerada Hess
                                              Corporation, Christiana Companies, and
                                              the H.J. Heinz Company; Secretary of the
                                              United States Department of the Treasury
                                              (1988-1993); and chairman of the board
                                              of Dillon, Read & Co. Inc. (investment
                                              banking) prior to 1988.  Age 66.

           S. JOSEPH FORTUNATO                Member of the law firm of Pitney,            1994              100(**)
           Director                           Hardin, Kipp & Szuch; and a director of
                                              General Host Corporation  (nursery
                                              and craft centers). Age 63.

           HASSO-G VON   DIERGARDT-NAGLO      Farmer; president of Clairhaven              1994                -0-
           Director                           Investments, Ltd. and other private
                                              investment companies. Age 80.

- --------------------------------
    Messrs. Brady, Burns, Flanagan, and Johnson are "interested persons" as defined by the Investment Company Act of 1940 (the "1940 Act"). The 1940 Act stipulates that interested persons can comprise no more than 60% of a fund's board of directors. Mr. Johnson is an interested person due to his ownership interest in Resources. Mssrs. Burns and Flanagan are interested persons due to their employment affiliation with Resources, whereas Mr. Brady's status as an interested persons results from his business affiliations with Resources and Templeton Global Advisors Limited. Mr. Brady and Resources are both limited partners of Darby Overseas Partners, LP ("Darby Overseas"). Mr. Brady established Darby Overseas in February 1994, and is Chairman and shareholder of the corporate general partner of Darby Overseas. In addition, Darby Overseas and Templeton Global Advisors Limited are limited partners of Darby Emerging Markets Fund, LP. The remaining nominees and Directors of the Fund are not interested persons (the "Independent Directors").

**  Less than 1%.






         How often do the Directors meet and what are they paid?

         The Directors generally meet quarterly to review the operations of the Fund and other funds within the Franklin Templeton Group of Funds. Each fund pays its independent directors/trustees and Mr. Brady an annual retainer and/or fees for attendance at board and committee meetings. This compensation is based on the level of assets in the fund. Accordingly, the Fund pays the Independent Directors and Mr. Brady an annual retainer of $1,000 and a fee of $100 per meeting of the Board and its portion of a flat fee of $2,000 for each Audit Committee meeting and/or Nominating and Compensation Committee meeting attended. Independent Directors are reimbursed by the Fund for any expenses incurred in attending Board meetings.

         During the fiscal year ended March 31, 1996, there were four meetings of the Board, three meetings of the Nominating and Compensation Committee and one meeting of the Audit Committee. Each of the Directors then in office attended at least 75% of the total number of meetings of the Board and the Audit Committee throughout the year. There was 100% attendance at the meeting of the Nominating and Compensation Committee.

         Certain Directors and Officers of the Fund are shareholders of Resources and may receive indirect remuneration due to their participation in management fees and other fees received from the Franklin Templeton Group of Funds by Templeton Asset Management Ltd. and its affiliates. Templeton Asset Management Ltd. or its affiliates pay the salaries and expenses of the Officers. No pension or retirement benefits are accrued as part of Fund expenses.

         The  following  table  shows  the  compensation   paid  to  Independent
         Directors and Mr. Brady by the Fund and by the Franklin Templeton Group of Funds:

                                             Aggregate             Number of Boards within         Total Compensation from
                                        Compensation from          the Franklin Templeton          the Franklin Templeton
              Name of Director               the Fund*             Group of Funds on which             Group of Funds**
                                                                       Director Serves
           -----------------------     ----------------------    -----------------------------    ---------------------------
           Harris J. Ashton                   $1,400                          55                            $327,925
           Andrew H. Hines, Jr.                1,646                          23                             106,325
           Hasso-G von
              Diergardt-Naglo                  1,400                          17                              77,350
           Betty P. Krahmer                    1,400                          23                              93,475
           Fred R. Millsaps                    1,579                          23                             104,325
           S. Joseph Fortunato                 1,400                          57                             344,745
           Gordon S. Macklin                   1,467                          52                             321,525
           John Wm. Galbraith                  1,300                          22                              70,100
           Nicholas F. Brady                   1,400                          24                              98,225
           F. Bruce Clarke                     1,579                          19                              83,350


         --------------------------------------------
         *   For the fiscal year ended March 31, 1996.
         ** For the calendar year ended December 31, 1995.





         Who are the Executive Officers of the Fund?

         Officers of the Fund are appointed by the Directors and serve at the pleasure of the Board. Listed below, for each Executive Officer, is a brief description of recent professional experience:


                                                                               Principal Occupation
              Name and Offices with the Fund                              During Past Five Years and Age
           --------------------------------------        ------------------------------------------------------------------

           CHARLES B. JOHNSON                            See Proposal 1, "Election of Directors".
           Chairman and Vice President since
           1995

           J. MARK MOBIUS                                Portfolio manager of various Templeton advisory affiliates;
           President since 1994                          managing director of Templeton Asset Management Ltd.; president of International Investment Trust Company Limited (investment manager of Taiwan R.O.C. Fund) (1983-1986); director of Vickers da Costa, Hong Kong (1980-1983).  Age 59.

           RUPERT H. JOHNSON, JR.                        Executive vice president and director of Franklin Resources,
           Vice President since 1996                     Inc. and Franklin Templeton Distributors, Inc.; president and
                                                        director   of  Franklin
                                                         Advisers,         Inc.;
                                                         director   of  Franklin
                                                         Templeton      Investor
                                                         Services,   Inc.;   and
                                                         officer          and/or
                                                         director,   trustee  or
                                                         managing        general
                                                         partner,  as  the  case
                                                         may be,  of most  other
                                                         subsidiaries         of
                                                         Franklin     Resources,
                                                         Inc.;  and  an  officer
                                                         and/or director, as the
                                                         case may be, of various
                                                         investment companies in
                                                         the Franklin  Templeton
                                                         Group of Funds. Age 55.

           HARMON E. BURNS                               See Proposal 1, "Election of Directors".
           Vice President since 1996

           CHARLES E. JOHNSON                            Senior vice president and director of Franklin Resources, Inc.;
           Vice President since 1996                     senior vice president of Franklin Templeton Distributors, Inc.;
                                                         president   and   chief
                                                         executive   officer  of
                                                         Templeton    Worldwide,
                                                         Inc.;   president   and
                                                         director   of  Franklin
                                                         Institutional  Services
                                                         Corporation;   chairman
                                                         of   the    board    of
                                                         Templeton    Investment
                                                         Counsel,   Inc.;   vice
                                                         president        and/or
                                                         director,  as the  case
                                                         may be, for some of the
                                                         subsidiaries         of
                                                         Franklin     Resources,
                                                         Inc.;  and  an  officer
                                                         and/or director, as the
                                                         case may be, of various
                                                         investment companies in
                                                         the Franklin  Templeton
                                                        Group of Funds.
                                                         Age 40.

           DEBORAH R. GATZEK                             Senior vice president and general counsel of Franklin Resources,
           Vice President since 1996                     Inc.; senior vice president of Franklin Templeton Distributors,

                                                         Inc.; vice president of Franklin Advisers, Inc. and officer of various investment companies in the Franklin Templeton Group of
                                                         Funds.  Age 47.




                                                                               Principal Occupation
              Name and Offices with the Fund                              During Past Five Years and Age
           --------------------------------------        ------------------------------------------------------------------
           MARK G. HOLOWESKO                             President and director of Templeton Global Advisors Limited;
           Vice President since 1994                     chief investment officer of global equity research for Templeton
                                                         Worldwide,        Inc.;
                                                         president    or    vice
                                                         president     of    the
                                                         Templeton        Funds;
                                                         formerly,    investment
                                                         administrator  with Roy
                                                         West Trust  Corporation
                                                         (Bahamas)       Limited
                                                        (1984-1985).
                                                         Age 36.

           MARTIN L. FLANAGAN                            See Proposal 1, "Election of Directors".
           Vice President since 1994

           SAMUEL J. FORESTER, JR.                       President of the Templeton Global Bond Managers Division of
           Vice President since 1994                     Templeton Investment Counsel, Inc.; president or vice president of other Templeton Funds; founder and partner of Forester,
                                                         Hairston Investment Management (1989-1990); managing director
                                                         (Mid-East Region) of Merrill Lynch, Pierce, Fenner & Smith Inc.
                                                         (1987-1988); advisor for Saudi Arabian Monetary Agency
                                                         (1982-1987). Age 48.

           JOHN R. KAY                                   Vice president of the Templeton Funds; vice president and
           Vice President since 1994                     treasurer of Templeton Global Investors, Inc. and Templeton
                                                         Worldwide,        Inc.;
                                                         assistant          vice
                                                         president  of  Franklin
                                                         Templeton Distributors,
                                                         Inc.;  formerly,   vice
                                                         president           and
                                                         controller    of    the
                                                         Keystone  Group,   Inc.
                                                         Age 55.

           JAMES R. BAIO                                 Certified public accountant; treasurer of the Templeton Funds;
           Treasurer since 1994                          senior vice president of Templeton Worldwide, Inc., Templeton
                                                         Global Investors, Inc.,
                                                         and   Templeton   Funds
                                                         Trust          Company;
                                                         formerly,   senior  tax
                                                         manager  with  Ernst  &
                                                         Young (certified public
                                                         accountants)
                                                         (1977-1989). Age 42.




APPROVAL OF AMENDMENTS TO THE FUND'S FUNDAMENTAL INVESTMENT POLICIES

         The 1940 Act requires registered investment companies such as the Fund to adopt investment policies with regard to certain types of investments. These policies, which can be changed only by shareholder vote, are often referred to as "fundamental policies."

         The Board of Directors has approved, subject to shareholder approval, two amendments to the Fund's fundamental policies. The first of these amendments is the deletion of the current restriction on loans and the adoption of a new investment policy regarding lending. The second is an amendment of the Fund's fundamental investment restriction on real estate investments. The purpose of the amendments, which are described in greater detail below, is to allow the Fund greater investment flexibility so that it may take advantage of a broader range of available investment opportunities.

Background

         The Fund's Prospectus dated September 15, 1994 stated that the Fund intended to invest by October 1, 1997 at least 65% of its total assets in the equity and debt securities of Vietnam Companies. A "Vietnam Company" means a company (i) that is organized under the laws of, or with a principal office in, Vietnam, (ii) for which the principal equity securities trading market is in Vietnam, or (iii) that derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in, Vietnam or that has at least 50% of its assets situated in Vietnam. In addition, during the initial investment period ending October 1, 1997, the Fund is authorized to invest without limit (and thereafter up to 35% of its total assets) in companies that do not qualify as Vietnam Companies but which the Investment Manager believes will experience growth in revenue or income from participation in the development of the economy of Vietnam ("Vietnam-Related Companies").

         The development of an organized securities exchange in Vietnam has progressed slowly and the timing for the establishment of a stock exchange is uncertain and subject to the control of the Vietnam government. Based upon current information, the Investment Manager believes that the prospects are not good for the establishment of a functioning stock exchange in Vietnam by October 1, 1997 and that a variety of publicly traded securities of Vietnam companies will not be available to the Fund to any significant extent for some time to come. Accordingly, in October 1995, to facilitate the Fund's investment program, the Board approved a change to the Fund's non-fundamental investment policies to increase the percentage of the Fund's assets that may be invested in direct equity investments from 35% to 65% of the Fund's total assets. Because this change related to a non-fundamental investment policy, it did not require shareholder approval, and you are not being asked to approve the change at the Meeting. Direct equity investments consist of private investments in unlisted equity securities acquired either directly from the issuer or from a private investor in the issuer. The Investment Manager believes that the Fund will be able to attain its investment objective pursuant to its stated investment policies only if direct investments comprise a significant portion of the portfolio. However, because of the absence of a trading market for direct investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities and the prices on these sales could be less than those originally paid by the Fund. In addition, reduced liquidity may have an adverse effect on market price and the Fund's ability to dispose of particular investments. Reduced liquidity may also make it more difficult for the Fund to obtain accurate market prices for purposes of valuing its portfolio and calculating its net asset value. As of June 30, 1996, 54.8% of the Fund's assets were invested in short-term obligations and other temporary investments outside Vietnam, with the remainder held in equity securities of Vietnam-Related Companies in Hong Kong, Singapore, Indonesia and Thailand.

         The Board also has determined that the Fund should expand the categories of investments permissible for the Fund so as to take advantage of a broader range of investment opportunities in Vietnam. These opportunities include the making of loans, which may take the form of privately placed debt obligations, and certain real estate related investments such as investment in real estate mortgage loans and real estate related joint ventures structured as limited partnerships.

         In connection with the proposed changes in the Fund's fundamental investment policies, the Board has changed the Fund's non-fundamental investment policy regarding investment in single issuers. That policy formerly provided that the Fund could invest up to 10% of its total assets in any one issuer. The amended policy provides that the Fund can invest up to 25% of the Fund's total assets in any one issuer. The Fund's non-fundamental investment policy which limits the Fund's investment in any one industry to 25% of the Fund's total net assets has not been changed and remains in effect. Notwithstanding the change to the Fund's policy regarding investments in any one issuer, the Fund will only invest in single issuers if the investment is consistent with the Fund's investment objective of long-term capital appreciation. Because this change related to a non-fundamental investment policy, it did not require shareholder approval, and you are not being asked to approve the change at the Meeting.

         In considering the foregoing changes in investment policy, the Board has noted that the Fund's investment limitations are more restrictive than those required by applicable U.S. law and regulations and that such changes will provide the flexibility needed by the Investment Manager to make investments in Vietnam Companies in view of the fact that a stock exchange has not been established and, based upon current information, that the Investment Manager believes that the prospects are not good for the establishment of an exchange by October 1, 1997. The Board has noted that shareholders were informed in the Fund's prospectus that investments in Vietnam Companies involve a high degree of risk and are speculative in nature. Shareholders are urged to keep these considerations in mind in considering whether or not to approve the requested changes to the Fund's fundamental investment policies.

         In addition, to further facilitate the Fund's investment program in Vietnam, the Fund has asked the staff of the Securities and Exchange Commission ("SEC") for its concurrence that the Fund may, under applicable U.S. law, purchase up to 100% of the voting securities of holding companies organized for the purpose of investing in Vietnam companies, direct ownership of which by the Fund would not be practicable under Vietnamese law. The reason for the request is that the holding companies could be regarded as investment companies in which the Fund might not be able to invest absent SEC staff concurrence. There is no assurance that the staff of the SEC will grant this request or that the Investment Manager will be able to identify suitable holding company investments for the Fund. Again, because this proposed investment does not involve a change of fundamental investment policy, you are not being asked to approve the Fund's investments in holding companies organized for the purpose of investing in Vietnam companies.

2. APPROVAL OF THE DELETION OF THE FUND'S CURRENT FUNDAMENTA INVESTMENT RESTRICTION ON LOANS AND THE ADOPTION
         OF A NEW FUNDAMENTAL INVESTMENT POLICY REGARDING LENDING

         As a fundamental investment policy, the Fund currently may not:

         make loans, except that the Fund may (a) purchase and hold debt instruments (including bonds, debentures or other obligations and certificates of deposit, bankers' acceptances and fixed time deposits) in accordance with its investment objectives and policies, (b) enter into repurchase agreements with respect to portfolio securities, and
         (c) make loans of portfolio securities, as described under "Additional Investment Practices - Loans of Portfolio Securities" in [the Fund's] Prospectus.

         The Securities and Exchange Commission interprets the term "loans," in effect, to include the purchase of debt obligations that are not publicly distributed. The proposed investment policy on lending would permit the Fund to make loans and would specify that these loans may take the form of privately placed debt obligations.

         In recommending the proposed change to the Board, the Investment Manager noted that, under applicable Vietnamese law, loan financing of certain Vietnam enterprises offers certain distinct advantages over equity investments for non-Vietnamese investors, such as the Fund. Specifically, the equity capital of Vietnamese enterprises involving non-Vietnamese investors is fixed pursuant to its organizational documents and may not be changed without regulatory approvals. Loan financing, on the other hand, may be adjusted in response to changing needs, and is thus more flexible for the parties involved. Moreover, loan interest and principal payments are usually entitled to priority right of repayment over enterprise profits, and, unlike dividends, are not subject to withholding taxes. In addition, the proceeds of loan payments may be more easily convertible to foreign currency than dividends. Having considered these and other factors, management recommended and the Board concluded that it may be more advantageous for the Fund to make investments in foreign invested enterprises through the purchase of debt securities or the making of loans, rather than through the purchase of equity securities, recognizing that loans generally do not hold the same risk/reward potential as equities.

         Loans and privately placed debt obligations generally are subject to greater risks than those associated with publicly traded debt obligations. These risks include general illiquidity and greater price volatility, as well as the lack of publicly available information about issuers of privately placed debt obligations and loan counterparties.

         Under the proposed change, the Fund would be subject to the following new and restated fundamental investment policy:

         The Fund may purchase and hold debt instruments (including bonds, debentures or other obligations and certificates of deposit, bankers' acceptances and fixed deposits) in accordance with its investment objectives and policies. In addition, the Fund may make loans, which may take the form of the purchase of debt obligations that are not publicly distributed.

         The Fund may also enter into repurchase agreements with respect to portfolio securities, and make loans of portfolio securities in accordance with its investment objective and policies.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE IN FAVOR OF THE DELETION OF THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION ON LOANS AND THE ADOPTION OF A NEW FUNDAMENTAL INVESTMENT POLICY REGARDING LENDING






3. APPROVAL OF AN AMENDMENT OF THE FUND'S FUNDAMENTAL INVESTMENT POLICY CONCERNING INVESTMENTS IN REAL ESTATE

         As a fundamental investment policy, the Fund currently may not:

         purchase real estate, real estate mortgage loans or real estate limited partnership interests (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein).

         The proposed amendment to this investment restriction would permit the Fund to make real estate mortgage loans and purchase interests in real estate related joint ventures structured as limited partnerships, although the Fund would continue to be restricted from the direct purchase of real estate.

         The Fund is considering investment opportunities in Vietnam in connection with infrastructure projects, such as the development of apartment complexes or hotels. These opportunities may be available only through joint ventures that could be construed as limited partnerships. The proposed change would give the Fund added flexibility to invest in real estate limited partnerships, or real estate mortgage loans, either by way of investing in joint ventures or directly.

         Real estate related investments entail certain risks, including relative illiquidity and greater price volatility, and, like other investments in developing countries, risk of forfeiture due to government action. In addition, the ability of lenders to obtain complete and enforceable security interests in real estate is still unsettled under Vietnamese law.

         The amended investment restriction would provide that the Fund may not:

         purchase real estate, except that the Fund may (i) purchase securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein, (ii) make or purchase real estate mortgage loans, and (iii) purchase interests in real estate limited partnerships.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE IN FAVOR OF THE AMENDMENT OF THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION ON REAL ESTATE INVESTMENTS.

4.       RATIFICATION OF INDEPENDENT AUDITORS

         How is an independent auditor selected?

         The Board established a standing Audit Committee consisting of Messrs. Clarke, Hines, Galbraith and Millsaps, all of whom are Independent Directors. The Audit Committee reviews generally the maintenance of the Fund's records and the safekeeping arrangements of the Fund's custodian, reviews both the audit and non-audit work of the Fund's independent auditor, and submits a recommendation to the Board as to the selection of an independent auditor.






         Which independent auditor did the Board of Directors select?

         For the current fiscal year, the Board selected as auditors the firm of McGladrey & Pullen, LLP, 555 Fifth Avenue, New York, New York 10017. McGladrey & Pullen, LLP have been the auditors of the Fund since its inception in 1994, and have examined and reported on the fiscal year end financial statements, dated March 31, 1996, and certain related Securities and Exchange Commissions filings. Neither the firm of McGladrey & Pullen, LLP nor any of its members have any material direct or indirect financial interest in the Fund.

         Representatives of McGladrey & Pullen, LLP are not expected to be present at the annual meeting, but have been given the opportunity to make a statement if they wish, and will be available should any matter arise requiring their presence.

5.       OTHER BUSINESS

         The Directors know of no other business to be presented at the Meeting. However, if any additional matters should be properly presented, proxies will be voted or not voted as specified. Proxies reflecting no specification will be voted in accordance with the judgment of the persons named in the proxy.

         INFORMATION ABOUT THE FUND

         The Fund's last audited financial statements and annual report, dated March 31, 1996, are available free of charge. To obtain a copy, please call 1-800/DIAL BEN or forward a written request to Franklin Templeton Investor Services, Inc., P.O. Box 33030, St. Petersburg, Florida 33733-8030.

         As of June 30, 1996 the Fund had 8,058,603 shares outstanding and assets of $111,585,387. The Fund's shares are listed on the New York Stock Exchange (symbol TVF). From time to time, the number of shares held in "street name" accounts of various securities dealers for the benefit of their clients may exceed 5% of the total shares outstanding. To the knowledge of the Fund's management, there are no other entities holding beneficially or of record more than 5% of the Fund's outstanding shares.

         In addition, to the knowledge of the Fund's management, as of June 30, 1996, no nominee or Director of the Fund owned 1% or more of the outstanding shares of the Fund, and the Officers and Directors of the Fund owned, as a group, less than 1% of the outstanding shares of the Fund.

         U.S. securities laws require that the Fund's Directors, Officers, and shareholders owning more than 10% of outstanding shares, as well as affiliated persons of its investment manager, report their ownership of the Fund's shares and any changes in that ownership. Specific due dates for these reports have been established and the Fund is required to report in this Proxy Statement any failure to file by these dates during the fiscal year ended March 31, 1996. All of these filing requirements were met except that the Initial Statement of Beneficial Ownership of Securities filed on behalf of Samuel J. Forester, Jr., which was inadvertently filed late. In making this disclosure, the Fund relied upon the written representations of the persons affected and copies of their relevant filings.

         The Investment Manager. The investment manager of the Fund is Templeton Asset Management Ltd. ("Templeton (Singapore)"), a Singapore company with an office at 7 Temasek Boulevard, #38-03, Suntec Tower One, Singapore. Pursuant to an investment management agreement amended and restated as of November 23, 1995, Templeton (Singapore) manages the investment and reinvestment of Fund resources. Templeton (Singapore) is an indirect, wholly-owned subsidiary of Resources.

         The Business Manager. The business manager of the Fund is Templeton Global Investors, Inc. ("TGII"), Broward Financial Center, Suite 2100, Ft. Lauderdale, FL 33394-3091, an indirect, wholly-owned subsidiary of Resources. Pursuant to a business management agreement dated September 15, 1994, TGII performs certain administrative functions for the Fund.

         The Transfer Agent. The transfer agent, registrar and dividend disbursement agent for the Fund is ChaseMellon Shareholder Services, L.L.C., 120 Broadway, New York, NY 10271, pursuant to a service agreement dated September 15, 1994.

         The Custodian. The custodian for the Fund is The Chase Manhattan Bank, 1 Chase Manhattan Plaza, New York, NY 10081, pursuant to a custody agreement dated September 15, 1994.

         The Shareholder Servicing Agent. The shareholder servicing agent for the Fund is PaineWebber Inc. ("PaineWebber"), an affiliate of the initial underwriter of the Fund's shares. Pursuant to a shareholder servicing agreement assigned as of February 6, 1995, PaineWebber provides certain services to the Fund including statistical information and analysis, ongoing efforts to publicize the Fund's shares and making information available to investors.

         FURTHER INFORMATION ABOUT VOTING AND THE SHAREHOLDERS MEETING

         SOLICITATION OF PROXIES. The cost of soliciting proxies, including the fees of a proxy soliciting agent, are borne by the Fund. The Fund reimburses brokerage firms and others for their expenses in forwarding proxy material to the beneficial owners and soliciting them to execute proxies. The Fund, however, does not reimburse Directors, Officers, and regular employees and agents involved in the solicitation of proxies.

         VOTING BY BROKER-DEALERS. The Fund expects that, before the Meeting, broker-dealer firms holding shares of the Fund in "street name" for their customers and clients, will request voting instructions from their customers, clients and beneficial shareholders. If these instructions are not received by the date specified in the broker-dealer firms' proxy solicitation materials, the Fund understands that New York Stock Exchange Rules permit the broker-dealers to vote on certain of the items to be considered at the Meeting on behalf of their customers, clients, and the beneficial shareholders. Certain broker-dealers may exercise discretion over shares held in their name for which no instructions are received by voting these shares in the same proportion as they vote shares for which they received instructions.

         QUORUM. A majority of the shares entitled to vote - (present in person or represented by proxy) constitutes a quorum at the Meeting. The shares over which broker-dealers have discretionary voting power, the shares that broker-dealers have declined to vote ("broker non-votes") and the shares whose proxies reflect an abstention on any item are all counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.

         METHODS OF TABULATION. Proposal 1, election of Directors, requires the affirmative vote of the holders of a plurality of the Fund's shares present and voting at the Meeting. Proposals 2 and 3, concerning amendments to the Fund's fundamental investment restrictions, each require the affirmative vote of a majority of the Fund's outstanding shares. As defined by the 1940 Act, the vote of the holders of a majority of the outstanding shares of the Fund means the lesser of either (1) the vote of 67% or more of the Fund shares present at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (2) the vote of the holders of more than 50% of the outstanding shares of the Fund. Proposal 4, ratification of the selection of the independent auditors, requires the affirmative vote of a majority of the Fund's shares present and voting at the Meeting. Proposal 5, the transaction of any other business, requires the affirmative vote of a majority of the Fund's shares present and voting at the Meeting. Abstentions and broker "non-votes" will be treated as votes not cast and, therefore, will not be counted for purposes of obtaining approval of Proposals 1, 2, 3, 4, and 5.

         ADJOURNMENT. If a sufficient number of votes in favor of the proposals contained in the Notice of Annual Meeting and Proxy Statement is not received by the time scheduled for the Meeting, the persons named in the proxy may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to any such proposals. Any proposed adjournment requires the affirmative vote of a majority of shares present at the Meeting. Proxies will be voted as specified. Those proxies reflecting no specification will be voted in accordance with the judgment of the persons named in the proxy.

         SHAREHOLDER PROPOSALS. The Fund anticipates that its next annual meeting will be held in July 1997. Shareholder proposals to be presented at the next annual meeting must be received at the Fund's offices, 700 Central Avenue, St. Petersburg, Florida 33701-3628, no later than February 28, 1997.

                                        By order of the Board of Directors,

                                        J. Mark Mobius
                                        President


         August 23, 1996





                   TEMPLETON VIETNAM OPPORTUNITIES FUND, INC.
                 ANNUAL MEETING OF SHAREHOLDERS, OCTOBER 8, 1996

                              PLEASE VOTE PROMPTLY

            This Proxy is solicited on behalf of the Board of Directors

  The undersigned hereby appoints BARBARA J. GREEN and ELLEN F. STOUTAMIRE, and each of them, with full power of substitution, as proxies to vote for and in the name, place and stead of the undersigned at the Annual Meeting of Shareholders of Templeton Vietnam Opportunities Fund, Inc. (the "Fund") to be held at the Fund's offices, 700 Central Avenue, St. Petersburg, Florida 33701-3628, on Tuesday, October 8, 1996 at 10:00 A.M., EDT, and at any adjournment thereof, according to the number of votes and as fully as if personally present.

  This Proxy when properly executed will be voted in the manner (or not voted) as specified. If no specification is made, the Proxy will be voted FOR all nominees for Director in Proposal 1, and in favor of Proposal 2, 3 and 4 and within the discretion of the Proxyholders as to Proposal 5.


                                                                         , 1996
- ------------------------------------------------      -------------------------
            Signature(s)                                          Date

Please date this Proxy and sign exactly as your name or names appear hereon. If more than one owner is registered as such, all must sign. If signing as attorney, executor, trustee or any other representative capacity, or as a corporate officer, please give full title.

(Continued on other side)

                              FOLD AND DETACH HERE






                                         Please mark your ballot as
                                         indicated in this example

       The Board of Directors Recommends a vote FOR Proposals 1 through 5.

Proposal 1 -      Election of Directors


     FOR all nominees               WITHHOLD          Nominees:  Martin L.
     listed (except as              AUTHORITY         Flanagan, Andrew H. Hines,
     marked to the right)        to vote for all      Jr. andCharles B. Johnson.
                                 nominees listed

           [  ]                       [  ]            To withhold authority to
                                                      vote for any individual
                                                      nominee, write that
                                                      nominee's name on the line
                                                      below.

                                                      ------------------------


Proposal 2 -   Approval of the deletion of the Fund's current fundamental investment restriction on loans and the adoption of a new fundamental investment policy regarding lending.

                           FOR               AGAINST             ABSTAIN

                           [ ]                  [ ]                 [ ]

Proposal 3 -   Approval of the amendment to the Fund's current fundamental investment restriction concerning investments in real estate.

                           FOR               AGAINST             ABSTAIN

                           [ ]                 [  ]                 [ ]

Proposal 4 -   Ratification of the selection of McGladrey & Pullen, LLP as independent public accountants for the Fund for the fiscal year ending March 31, 1997.

                           FOR               AGAINST             ABSTAIN

                           [  ]                [  ]                 [ ]


Proposal 5 -   In their discretion, the Proxyholders are authorized to vote upon such other matters which may legally come before the Meeting or any adjournments thereof.

                           FOR               AGAINST             ABSTAIN

                           [  ]                [  ]                 [  ]


I PLAN TO ATTEND THE MEETING.           [   ]




                (CONTINUED, AND TO BE SIGNED, ON THE OTHER SIDE)
                              FOLD AND DETACH HERE